UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

EAGLE MOUNTAIN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EAGLE MOUNTAIN CORPORATION
20333 Tomball Pkwy, Suite 204
Houston, Texas 77070

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 10, 2015

June 22, 2015

To the stockholders of Eagle Mountain Corporation:

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of Eagle Mountain Corporation, a Delaware corporation (the “Company”) will be held on July 10, 2015, at 11 a.m. local time, at 20333 Tomball Pkwy, Suite 204, Houston, Texas 77070 for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1)
To approve an amendment to the Company’s Certificate of Incorporation to effectuate a reverse stock split of the Company’s issued and outstanding shares of common stock at the ratio of one-for-eighteen;

2)	To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 500,000,000 shares;

3)
To authorize the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and

4)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on June 8, 2015 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting and any adjournment thereof. Holders of the Company’s common stock as of the Record Date are entitled to vote at the Special Meeting. This notice, the Proxy Statement and proxy card will be first sent or made available to stockholders on June 22, 2015.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over telephone or the internet in accordance with the instructions on the proxy card. Any stockholder attending the Special Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ehud Amir
Ehud Amir
Chairman of the Board of Directors

EAGLE MOUNTAIN CORPORATION
20333 Tomball Pkwy, Suite 204
Houston, Texas 77070

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
JULY 10, 2015

The enclosed proxy is solicited by the board of directors (“Board of Directors”) of Eagle Mountain Corporation, a Delaware corporation (the “Company”), in connection with the Special Meeting of Stockholders (the “Special Meeting”) of the Company, to be held on July 10, 2015, at 11 a.m. local time, at 20333 Tomball Pkwy, Suite 204, Houston, Texas 77070.  The principal executive office of the Company is located at 20333 Tomball Pkwy, Suite 204, Houston, Texas, 77070, and its telephone number is 281-378-8028.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1)
To approve an amendment to the Company’s Certificate of Incorporation to effectuate a reverse stock split of the Company’s issued and outstanding shares of common stock at the ratio of one-for-eighteen (the “Reverse Stock Split”);

2)	To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 500,000,000 shares;

3)
To authorize the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and

4)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on June 8, 2015 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. The notice of the Special Meeting (the “Notice”), this Proxy Statement,  and the proxy card will be first sent or made available to stockholders on June 22, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JULY 10, 2015: THE NOTICE, PROXY STATEMENT, AND PROXY CARD ARE AVAILABLE AT WWW.PROXYVOTE.COM.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being furnished with respect to the solicitation of proxies by the Board of Directors of the Company for the Special Meeting.

What Is Included in these Materials?

These materials include the Notice, the Proxy Statement, and a proxy card.

I Share an Address with Another Stockholder, and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Notice and the Proxy Statement to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company’s printing and mailing costs, and the environmental impact of the Company’s stockholder meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and the Proxy Statement to any stockholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive a separate copy of the Notice, and the Proxy Statement, stockholders may write or speak to the Company at the following address and phone number:

EAGLE MOUNTAIN CORPORATION
20333 Tomball Pkwy, Suite 204
Houston, Texas 77070
Attn: Secretary
Phone: 281-378-8028

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who Is Entitled to Vote?

 Our Board has fixed the close of business on June 8, 2015 as the Record Date for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.  Holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series B Convertible Preferred Stock (“Series B Preferred Stock”), Series C Convertible Preferred Stock (“Series C Preferred Stock”) and Series D Convertible Preferred Stock (“Series D Preferred Stock,” collectively with Common Stock, Series B Preferred Stock, Series C Preferred Stock, the “Voting Capital”) may vote on each proposal that may come before the Special Meeting.  Holders of our Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock will each vote as a separate class on Proposals 1 and 2 and will vote together as a single class on Proposal 3.

Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders. Holders of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock such shares of preferred stock are convertible into at such time.  On the Record Date, there were 39,684,495 shares of Common Stock outstanding, 8,000,000 shares of Series B Preferred Stock outstanding convertible into 720,000,000 shares of Common Stock, 2,050,000 shares of Series C Preferred Stock outstanding convertible into  3,690,000,000 shares of Common Stock, and 638,509 shares of Series D Preferred Stock outstanding convertible into 1,149,316,200  shares of Common Stock.

What Is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Action Stock Transfer, you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Special Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4.	Vote in person. Attend and vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.	Vote by mail. Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the Special Meeting as you instruct in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  A quorum exists for purposes of Proposals 1 and 2 when holders of at least a majority of the outstanding shares of each of common stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are present at the Special Meeting either in person or by proxy.  A quorum exists for purposes of Proposal 3 when holders of at least a majority of the outstanding shares of the Voting Capital are present at the Special Meeting in person or by proxy.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Special Meeting.  If there is not a quorum at the Special Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board of Directors.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on any proposals to be considered at the Special Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Which Proposals Are Considered “Routine” or “Non-Routine”?

The approval of Reverse Stock Split and the amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock are considered non-routine for which brokers are not permitted to vote shares without customer direction.

What is an Abstention?

An abstention is a stockholders affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

How Many Votes Are Needed for Each Proposal to Pass?
Proposal	Vote Required	Broker Discretionary Vote Allowed

Approval of the Reverse Stock Split
A majority of outstanding shares of Common Stock and a majority of outstanding shares of Series B Preferred Stock and a majority of outstanding shares of Series C Preferred Stock and a majority of outstanding shares of Series D Preferred Stock.

No
Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 500,000,000 shares

A majority of outstanding shares of Common Stock and a majority of outstanding shares of Series B Preferred Stock and a majority of outstanding shares of Series C Preferred Stock and a majority of outstanding shares of Series D Preferred Stock.

No

Adjournment of the Special Meeting	A majority of the votes cast	Yes

What Are the Voting Procedures?

         In voting by proxy, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Special Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the proxies will be voted for the approval of the Reverse Stock Split, for the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock and for the adjournment of the Special Meeting.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Eagle Mountain Corporation, 20333 Tomball Pkwy, Suite 204, Houston, Texas, 77070, Attention: Secretary.

Who Is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the governing documents of the Company with respect to the matters to be voted upon at the Special Meeting.

How can I find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company.

PROPOSAL 1:
APPROVAL OF THE REVERSE STOCK SPLIT

On May 27, 2015, the Company’s Board of Directors unanimously adopted a resolution approving and recommending to the stockholders for their approval an amendment to the Company’s Certificate of Incorporation to effectuate a reverse stock split of the Company’s issued and outstanding Common Stock at the ratio of one-for-eighteen (the “Reverse Stock Split”). Pursuant to the Reverse Stock Split, in lieu of issuing fractional shares, holders of the Company’s Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split, will receive shares in an amount to be rounded up to the next whole number.

The form of the Certificate of Amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split will be substantially as set forth on Appendix A (subject to any changes required by applicable law). The Board of Directors reserves the right, even after stockholder approval, to abandon or postpone the filing of the Certificate of Amendment to effect the Reverse Stock Split if the Board of Directors determines that it is not in the best interests of the Company and the stockholders.

Background and Reasons for the Reverse Stock Split

Our Board of Directors approved the Reverse Stock Split with the primary intent of increasing the market price of our Common Stock and to make our Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the best interest of the Company and our stockholders.

We believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

In addition, the Reverse Stock Split would reduce the number of shares of Common Stock outstanding without reducing the total number of authorized shares of Common Stock.  As a result, we would have a larger number of authorized but unissued shares from which to issue additional shares of Common Stock upon conversion of convertible preferred stock we recently issued as more fully discussed in Proposal 2.

Other than the issuance of Common Stock upon conversion of the preferred stock as discussed in Proposal 2, the Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split.

Principal Effects of Reverse Stock Split

Effect on Authorized, Issued and Outstanding, and Reserved Shares of Common Stock

Currently, we are authorized to issue up to a total of 50,000,000 shares of Common Stock, of which 39,684,495 shares were issued and outstanding as of the Record Date. The Reverse Stock Split would not alter the number of shares of authorized Common Stock.

The proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, or the number of shares of Common Stock authorized for issuance. All issued and outstanding shares of Common Stock will remain fully paid and non-assessable after the Reverse Stock Split. The number of stockholders of record would not be affected by the Reverse Stock Split. The Reverse Stock Split will increase the number of authorized but unissued shares of Common Stock available for future issuance in proportion to the number of issued and outstanding shares. The Company has no current plans to issue any of these authorized but unissued shares.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.  As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock will decrease from 39,684,495 shares to approximately 2,204,695 shares. Since additional shares are being issued in order to round up fractional shares, we do not know the exact number of shares of Common Stock that will be outstanding after the Reverse Stock Split.

Effect on Authorized Preferred Stock.

Currently the Company is authorized to issue up to a total of twenty million (20,000,000) shares of preferred stock, par value $0.001 per share, 10,688,509 shares of which are issued and outstanding. The proposed amendment to our certificate of incorporation will not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split, other than the rounding up of fractional shares as described below. For example, a holder of 1% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding shares of Common Stock after the Reverse Stock Split, subject to the rounding up of fractional shares.
Effect on Par Value Shares and Accounting Matters.

The Reverse Stock Split will not affect the par value per share of our Common Stock, which will remain at $0.001 per share. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to our Common Stock on the Company’s balance sheet (which consists of the par value per share of our Common Stock multiplied by the aggregate number of the issued shares of Common Stock) will be reduced proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of Common Stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

Effect on Equity Incentive Plans

The Company’s equity incentive plan includes provisions for appropriate adjustments to the number of shares of Common Stock covered by the plans and by stock options and other grants of stock-based awards under the plans, as well as the per share exercise prices. If the Company’s stockholders approve the Reverse Stock Split, an outstanding stock option to purchase one share of Common Stock would thereafter evidence the right to purchase a fraction of a share of Common Stock consistent with the Reverse Stock Split ratio (rounding any fractional shares up to the nearest whole share), and the exercise price per share would be a corresponding multiple of the previous exercise price (rounded down to the nearest cent). For example, a pre-split option for 15,000 shares of Common Stock with an exercise price of $1.00 per share would be converted post-split into an option to purchase 5,000 shares of Common Stock with an exercise price of $3.00 per share.  Further, the number of shares of Common Stock authorized and reserved for issuance under the plans will be reduced in proportion to the exchange ratio of the Reverse Stock Split.

As of the Record Date, the Company had reserved or authorized for issuance 5,000,000 shares of Common Stock pursuant to the Company’s equity incentive plan. Following the effectiveness of the Reverse Stock Split, the number of shares Common Stock available for issuance under the plan would be approximately 277,778 shares.

Effect on the Company’s Registration and Reporting under the Securities Exchange Act of 1934.

The Company’s Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock or the Company’s reporting obligations under the Exchange Act. We will obtain a new CUSIP number for our Common Stock effective at the time of the Reverse Stock Split.

Anti-Takeover Effects of the Reverse Stock Split

The Reverse Stock Split would reduce the number of shares of Common Stock outstanding without reducing the total number of authorized shares of Common Stock.  As a result, we would have a larger number of authorized but unissued shares for future issuance. Although the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device, it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. For example, shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Each of these, together with other anti-takeover provisions in our charter documents and provided by Delaware law, could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium.

The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Implementation of Reverse Stock Split

Effective Time. If Proposal 1 is approved at the Special Meeting and the Board elects, in its sole discretion, to implement the Reverse Stock Split, the Reverse Stock Split will become effective upon filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, as of the effective time of the Reverse Stock Split, every eighteen shares of Common stock issued and outstanding immediately prior to that effective time will be, automatically and without any action on the part of the stockholders, reclassified as, and combined and changed into, one share of Common Stock.

Fractional Shares. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Any fractional share interest a stockholder would otherwise receive as a result of the Reverse Stock Split will be rounded upward to the nearest whole number.

Beneficial Holders of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Registered “Book-Entry” Holders of Common Stock. Certain of the registered holders of our Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock. Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of shares of our Common Stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on its reverse side, the New Certificate will be issued with the same restrictive legend on its reverse side.

Risks and Potential Disadvantages Associated with the Reverse Stock Split

The primary purpose of the proposed Reverse Stock Split of our Common Stock is to combine the issued and outstanding shares of Common Stock into a smaller number of shares so that the shares of Common Stock will trade at a higher price per share than recent trading. Although the Company expects that the Reverse Stock Split will result in an increase in the market price of our Common Stock, the Reverse Stock Split may not increase the market price of our Common Stock in proportion to the reduction in the number of issued shares of Common Stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”). If the Reverse Stock Split is accomplished and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split.

Even though the Board believes that the potential advantages of a Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Stock Split:

•                  The reduced number of outstanding shares of Common Stock resulting from a Reverse Stock Split could adversely affect the liquidity of our Common Stock. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

•                  A Reverse Stock Split could result in a significant devaluation of the Company’s market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis, based on the experience of other companies that have accomplished reverse stock splits.

•                  A Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Stock Split.

•                  There can be no assurance that the market price per share of Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split.

•                  The total market capitalization of our Common Stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•                  The increase in the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock resulting from the Reverse Stock Split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws.

Certain Material U.S. Federal Income Tax Considerations Applicable to the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax considerations applicable to of the Reverse Stock Split, and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split. The summary assumes that the pre-Reverse Stock Split shares were, and the post-Reverse Stock Split shares will be, held as “capital assets” as defined in Section 1221 of the Internal Revenue Code of 1986, as amended, (the “Code”), which generally means property held for investment. It does not address stockholders subject to special rules, such as non-U.S. stockholders, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect the mark-to-market method of accounting, mutual funds, S corporations, partnerships or other pass-through entities, U.S. persons with a functional currency other than the U.S. dollar, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, integration, constructive sale or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code, stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change, possibly with retroactive effect. It does not address tax considerations under state, local, non-U.S, and non-income tax laws (including gift or estate tax), nor does it address considerations under alternative minimum tax or Medicare tax. If an entity classified as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.

The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a tax-free recapitalization within the meaning of Section 368(a) of the Code. Subject to the discussion below regarding treatment of a stockholder who receives whole shares due to a rounding up of its fractional shares resulting from the Reverse Stock Split, and assuming the Reverse Stock Split qualifies as a recapitalization, a stockholder generally will not recognize gain or loss due to the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

Stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. The treatment of the exchange of a fractional share for a whole share in the Reverse Stock Split is not clear. We intend to treat the issuance to a stockholder of a whole share in exchange for a fractional share as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER IS ADVISED TO CONSULT THE STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE STOCKHOLDER OF A REVERSE STOCK SPLIT.
Vote Required

The affirmative vote of a majority of the outstanding shares of each of the Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on the Record Date is required to approve the Reverse Stock Split. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes.

The Board of Directors recommends a vote FOR the Reverse Stock Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date (i) by each person who is known by us to own beneficially more than 5% of our voting securities, (ii) by each of our directors and officers, (iii) by our officers and directors as a group. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

As used in the table below, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) within 60 days of the Record Date. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. In addition, unless otherwise indicated, the address for each person named below is c/o Eagle Mountain Corporation, 20333 Tomball Pkwy, Suite 204, Houston, Texas 77070.

	Shares of Common Stock Beneficially Owned	Percentage of Class Beneficially Owned(1)
5% Stockholder
Chung-Lun Yang No. 78, 5th Street, Hong Lok Yuen, Tai Po, New Territories, Hong Kong	26,622,000	67.1%
Farburn Holdings Limited (2) 1601 Beverly House, 93-107 Lockhart Road, Wanchai, Hong Kong.	3,600,000	9.1%
Ho Fun Cheng (2) 1601 Beverly House, 93-107 Lockhart Road, Wanchai, Hong Kong.	3,600,000	9.1%

Directors and Officers
Ronald Cormick	1,620,000,000 (3)	97.6%
Ehud Amir	2,340,000,000 (4)	98.3%
Larry Eastland	450,000,000 (5)	91.9%
Haley Manchester	0	0%
All Directors and Officers as a Group	4,410,000,000	99.1%

(1)
Applicable percentage of ownership is based on 39,684,495 shares of Common Stock outstanding as of the Record Date, together with securities exercisable or convertible into shares of Common Stock within 60 days of the Record Date, for each stockholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The shares are owned directly by Farburn Holdings Limited (“Farburn”) and indirectly by Ho Fun Cheng (“Mr. Cheng”) through his equity ownership in Farburn. In addition, Mr. Cheng is the sole director of Farburn, and may be deemed as beneficial owner of these shares. Farburn acquired these shares from the Company pursuant to certain Amended and Restated Finder and Consulting Agreement dated October 15, 2012.

(3)
Represents 1,620,000,000 shares of Common Stock issuable upon conversion of 900,000 shares of Series C Preferred Stock held by Heritage Resources Limited, over which Ronald Cormick holds voting and dispositive power.

(4)
Includes (i) 720,000,000 shares of Common Stock issuable upon conversion of 8,000,000 shares of Series B Preferred Stock held by Amir Holdings Limited, over which Ehud Amir holds voting and dispositive power; and (ii) 1,620,000,000 shares of Common Stock issuable upon conversion of 900,000 shares of Series C Preferred Stock.

(5)
Represents 450,000,000 shares of Common Stock issuable upon conversion of 250,000 shares of Series C Preferred Stock held by EDLA Family Trust LLC over which Larry Eastland holds voting and dispositive power.

 PROPOSAL 2:
APPROVAL OF AN AMENDMENT TO CERTIFICATE OF CORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY

Purpose and Effect of the Amendment

                On May 27, 2015, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 50,000,000 shares to 500,000,000 shares.

On June 5, 2015, the Company executed an assignment and assumption agreement (the “Assumption Agreement”) with Eagle Mountain Ltd., a Belize corporation (the “Assignor”). Pursuant to the Assumption Agreement, the Company acquired certain agreements and assets and assumed debts in the aggregate amount of $1,327,017 from the Assignor. In consideration, the Company issued the Assignor and/or its assignees 8,000,000 shares of Series B Preferred Stock and 2,050,000 shares of Series C Preferred Stock, and 100,000 shares of a newly designed Series D Preferred Stock (collectively, the “Preferred Shares”).The Company also entered into debt exchange agreements (the “Exchange Agreements”) with holders of convertible debentures which the Company assumed from the Assignor. Pursuant to the Exchange Agreements, the holders released the Company in full from the Company’s obligations to pay them an aggregate of $1,327,017 in convertible debentures in exchange for the issuance to the holders of an aggregate of 538,509 shares of Series D Convertible Preferred Stock.

Pursuant to the Certificates of Designation of the Preferred Shares, the Preferred Shares are automatically convertible into shares of Common Stock upon the Company’s filing of an amendment to its Certificate of Incorporation to increase its authorized number of shares of Common Stock except that the conversion of Series D Preferred Stock shall not occur before September 1, 2015. As of the result of the issuance of the Preferred Shares, the Company is committed to issue an aggregate of 5,559,316,200 shares of Common Stock. The Board of Directors believes that the increase in our authorized Common Stock is required to remain in compliance with the reserve requirements of our outstanding convertible preferred stock.

In addition, the Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its charter, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Stockholders should recognize that, as a result of the increase in our authorized shares of Common Stock, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

Other than the issuance of Common Stock upon conversion of the Preferred Shares as discussed above, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

The form of the amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of Common Stock will be substantially as set forth on Appendix B (“Certificate of Amendment”).

 If approved by the stockholders, the Certificate of Amendment will become effective upon filing with the Delaware Secretary of State as required by the General Corporation Law of Delaware. It is anticipated that this will occur promptly following the date of the Special Meeting.

        Vote Required

The affirmative vote of a majority of the outstanding shares of each of the Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as of the Record Date will be required for the approval of this Proposal 2. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Special Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against Proposal 2 because it represents one less vote for approval.

The Board of Directors recommends you voting for the approval of Proposal 2.

PROPOSAL 3:
ADJOURNMENT

At the Special Meeting, we may ask our stockholders to vote on a proposal to adjourn the Special Meeting if necessary or appropriate in the sole discretion of our Board of Directors, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement of the Special Meeting to approve any of the other proposals.

If at the Special Meeting the number of shares of our Common Stock present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board of Directors may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Special Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares of our Common Stock present or represented by proxy voting in favor of all of the proposals, our Board of Directors may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Special Meeting to a later date and time. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Special Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Special Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

If we adjourn the Special Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

VOTE REQUIRED

The affirmative vote of a majority of shares of Voting Capital present at the Special Meeting will be required for the approval of this Proposal 3.

The Board of Directors recommends voting “for” authorization to adjourn the Special Meeting if necessary or appropriate.

OTHER BUSINESS

As of the date of this Proxy Statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Ehud Amir
Ehud Amir
Chairman of the Board of Directors

Appendix A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
EAGLE MOUNTAIN CORPORATION

Eagle Mountain Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: The name of the Corporation is Eagle Mountain Corporation. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 17, 2002.

SECOND: The Board of Directors of the Corporation duly adopted resolutions setting forth proposed amendments (“Certificate of Amendment”) to the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), declaring said amendments to be advisable and directing that said amendments be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that Article Fourth of the Certificate of Incorporation be amended by adding the following paragraphs at the end thereof:

Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment, each eighteen shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (“New Common Stock”)

No fractional shares of Common Stock will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional shares to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the New Common Stock for each eighteen shares of the Old Common Stock previously represented by such certificate.

THIRD: The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Ronald Cormick, its Chief Executive Officer, this ____ day of ______, 2015

EAGLE MOUNTAIN CORPORATION
By:
Name:	Ronald Cormick
Title:	Chief Executive Officer

Appendix B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
EAGLE MOUNTAIN CORPORATION

Eagle Mountain Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: The name of the Corporation is Eagle Mountain Corporation. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 17, 2002.

SECOND: The Board of Directors of the Corporation duly adopted resolutions setting forth proposed amendments (“Certificate of Amendment”) to the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), declaring said amendments to be advisable and directing that said amendments be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that Certificate of Incorporation be amended by changing the first paragraph of Article Fourth thereof so that, as amended, said paragraph shall read as follows:

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 520,000,000 shares, consisting of:

A. 500,000,000 shares of common stock (the “Common Stock”), par value $0.001 per share; and

B. 20,000,000 shares of preferred stock (the “Preferred Stock”), par value $0.001 per share.

THIRD: The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Ronald Cormick, its Chief Executive Officer, this ____ day of ______, 2015

EAGLE MOUNTAIN CORPORATION
By:
Name:	Ronald Cormick
Title:	Chief Executive Officer

EAGLE MOUNTAIN CORPORATION
20333 TOMBALL PARKWAY
SUITE 204
HOUSTON, TX 77070

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000250961_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

EAGLE MOUNTAIN CORPORATION
Special Meeting of Shareholders
July 10, 2015 11:00 AM Local Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Ronald Cormick and Haley Manchester, or any of them, each with the power of substitution, are hereby appointed Proxies of the undersigned to vote all of the shares of Common Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, and Series D Convertible Preferred Stock of EAGLE MOUNTAIN CORPORATION that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 AM, LST on July 10, 2015, at 20333 Tomball Pkwy, Suite 204, Houston, TX 77070, and any adjournment or postponement thereof upon proposals set forth on the reverse side and, in their discretion, upon all other matters as amy properly be brought before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000250961_2 R1.0.0.51160

Continued and to be signed on reverse side